EXHIBIT 99.1
                                                                    ------------


ABLE LABORATORIES INC.



COMPANY CONTACT:
Investor Relations
(609) 495-2805 Email: IR@ablelabs.com

           ABLE LABORATORIES, INC. SUSPENDS MANUFACTURING OPERATIONS,
                            ANNOUNCES PRODUCT RECALL

           -- TO WITHDRAW CERTAIN ABBREVIATED NEW DRUG APPLICATIONS --

CRANBURY, NJ, MAY 23, 2005 - ABLE LABORATORIES, INC. (NASDAQ: ABRX) announced today that it has suspended its manufacturing operations and recalled its product line.

     After announcing several product recalls earlier this year due to various improper laboratory practices and noncompliance with standard operating procedures, Able notified the FDA and began conducting an internal review of its operating practices, as initially announced in its quarterly report on Form 10-Q for the quarter ended March 31, 2005. Working with internal management resources, outside consultants and the FDA, the Company identified apparent departures from standard operating procedures with respect to certain laboratory testing practices. As a result of these observations, the Company recently suspended shipment of its products.

     As an additional precaution while its investigation proceeds, the Company has now decided to take to take the further step of suspending the manufacture and distribution of its products until such time as it can assure itself that its products are manufactured and tested in compliance with standard operating procedures and current good manufacturing practices. The Company has also notified the FDA that it is initiating a recall of all of its products.

     The Company also intends to withdraw seven of its approved Abbreviated New Drug Applications filed with the FDA for various reasons, including commercial reasons and the identification, in certain applications, of data upon which the Company is no longer willing to rely. As part of its ongoing investigation, Able will continue to review its entire ANDA portfolio and will withdraw other previously approved and pending ANDA applications if it identifies further data upon which the Company is not willing to rely.

     The Company does not, at this time, know what further actions it may have to take or what actions the FDA and other government officials may undertake. This disruption in business is expected to have a material adverse effect on the Company's business and results of operations.

     Further information on Able may be found on the Company's web site, www.ablelabs.com.

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EXCEPT FOR HISTORICAL FACTS, THE STATEMENTS IN THIS NEWS RELEASE, AS WELL AS
ORAL STATEMENTS OR OTHER WRITTEN STATEMENTS MADE OR TO BE MADE BY ABLE LABORATORIES, INC., ARE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND INVOLVE RISKS AND UNCERTAINTIES. FOR EXAMPLE, STATEMENTS ABOUT THE COMPANY'S OPERATIONS, ITS ABILITY TO MEET ALL APPLICABLE FEDERAL, STATE AND LOCAL REGULATORY REQUIREMENTS AND THE EFFECT OF ANY FAILURE TO DO SO, ITS ABILITY TO FORMULATE AND BRING TO MARKET ITS DRUG PRODUCTS UNDER DEVELOPMENT AND ITS ABILITY TO FILE FOR AND OBTAIN AND MAINTAIN U.S. FDA APPROVALS FOR FUTURE PRODUCTS AND THE AVAILABILITY OF SUFFICIENT CAPITAL, ARE FORWARD-LOOKING STATEMENTS. FORWARD-LOOKING STATEMENTS ARE MERELY THE COMPANY'S CURRENT PREDICTIONS OF FUTURE EVENTS, THE STATEMENTS ARE INHERENTLY UNCERTAIN, AND ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THE STATEMENTS MADE HEREIN. THERE IS NO ASSURANCE AS TO WHEN, OR IF, THE COMPANY WILL BE ABLE TO RECOMMENCE MANUFACTURING OPERATIONS AND SHIP NEW PRODUCTS OR THAT ITS ANDA FILINGS AND APPROVALS WILL BE COMPLETED AND OBTAINED AS ANTICIPATED. FOR A DESCRIPTION OF ADDITIONAL RISKS, AND UNCERTAINTIES, PLEASE REFER TO THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2004 AND ITS QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER ENDED MARCH 31, 2005. THE COMPANY ASSUMES NO OBLIGATION TO UPDATE ITS FORWARD-LOOKING STATEMENTS TO REFLECT NEW INFORMATION AND DEVELOPMENTS.